     U.S. SECURITIES AND EXCHANGE COMMISSION

    Washington, D.C. 20549

FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2004

COMMISSION FILE NUMBER: 333-87968

KNIGHT FULLER, INC.

      (Exact name of registrant as specified in its charter)

                Delaware

45-0476087

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 (State or jurisdiction of incorporation

 (I.R.S. Employer I.D. No.)

 or organization

510 State Street, Suite 16

Santa Barbara, CA

93101

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(Address of principal executive offices)

        (Zip Code)

Registrant's telephone number: 805-703-1978

220 Montgomery Street, Suite 2100, San Francisco, CA  94104

 ______________________________________________________

     (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

On July 23, 2004, Knight Fuller issued 350,000 shares of common stock and 100 shares of preferred stock to Opus International, LLC, in exchange for securities valued at $250,000.  The issuance resulted in a change of voting control of the company.

Item 6.  Resignations of Registrant’s Directors

On July 30, 2004, Jason K. Moore, R. Michael Collins, and William G. Knuff, III resigned as directors of the company.

Item 7.    Financial Statements and Exhibits

     (a)     Financial Statements of Business Acquired.

Not applicable

     (b)   Pro forma Financial Information.

Not applicable

     (c)   Exhibits

Exhibit 10.3: Agreement between Knight Fuller, Inc. and Opus International, LLC, dated July 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2004

Knight Fuller, Inc.

     /s/ Stephen Hallock

_ _____________________________

By: Stephen Hallock, President